Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Extraction) (Detail) - Exploration and Extraction (formerly Pemex Exploration and Production)
3 Months Ended
Mar. 31, 2025 $ / bbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	64.36
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.07
Average condensates price (USD per barrel)	71.65
After-tax discount rate	9.99%